EXHIBIT 32



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Adam R. Cegielski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Konigsberg Corporation on Form 10-QSB for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Konigsberg Corporation.


Date: August 21, 2006

                                        By: /s/ Adam R. Cegielski
                                            ---------------------
                                            Adam R. Cegielski,
                                            Chief Executive Officer and
                                            Principal Financial Officer

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